UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 24, 2013

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Main St., Suite 201, Conway AR	72032
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	855-440-8484

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01           REGULATION FD DISCLOSURE.

On September 24, 2013, Inuvo, Inc. announced that that Mr. Richard Howe, Chief Executive Officer and Mr. Wally Ruiz, Chief Financial Officer, are scheduled to present at the 2013 Craig-Hallum Alpha Select Conference at the Convene Conference Center in New York, NY on September 26, 2013 at 2:35 pm.

A copy of the press release announcing the presentation and the presentation materials are attached as Exhibits 99.1and  99.2 respectively, and are incorporated by reference into this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description

99.1	Inuvo, Inc. press release entitled “Inuvo to Present at Craig-Hallum Alpha Select Conference in New York on September 26, 2013.”

99.2	Investor Conference presentation materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: September 24, 2013	By:	/s/ John Pisaris
John Pisaris
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Inuvo, Inc. press release entitled “Inuvo to Present at Craig-Hallum Alpha Select Conference in New York on September 26, 2013. ”

99.2	Investor Conference presentation materials.